Acquisitions (Tables)	12 Months Ended
Dec. 31, 2011
Summary of Estimated Fair Values of Assets Acquired and Liabilities Assumed at Date of Acquisition

The following table summarizes the estimated fair values of the assets acquired, liabilities assumed and non-controlling interests at the date of acquisition.

Current assets	$4,212
Property, plant, and equipment	244
Intangible assets	3,716
Goodwill	12,025

Total assets acquired	20,197
Current liabilities	(2,011)
Deferred tax liabilities	(926)

Net assets acquired	17,260
Non-controlling interests	(7,847)

Total consideration	$9,413
Less: Consideration payable included in Other Payables	(2,142)
Less: Cash acquired	(741)

Acquisition cost, net of cash received	6,530

Acquired Intangible Assets	Acquired intangible assets:

	Estimated Useful Life	Gross Carrying Amount
Tradename	10 years	$1,306
Core technology	10 years	1,631
Customer relationships	10 years	779

Total Intangible Assets		$3,716